SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 21, 1998


                             HAWAIIAN AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


          HAWAII                     1-8836                      99-0042880
(state or other jurisdiction      (Commission                 (I.R.S. employer
     of incorporation)            file number)               identification no.)


    3375 Koapaka Street, Suite G350                              96819-1869
             Honolulu, HI                                        (Zip code)
(Address of principal executive offices)


        Registrant's telephone number, including area code (808) 835-3700

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ITEM 5.           OTHER EVENTS

                  On May 21, 1998, the Board of Directors of Hawaiian Airlines, Inc. (the "Registrant") approved an amendment (the "Amendment") to the Rights Agreement, dated as of December 23, 1994 (the "Rights Agreement"), between the Registrant and the Rights Agent (currently ChaseMellon Shareholder Services, L.L.C., as successor to Chemical Trust Company of California). Unless the context indicates to the contrary, terms used and not defined herein shall have the meanings ascribed to them in the Rights Agreement. The Rights Agreement was filed as an exhibit to a Current Report on Form 8-K, dated December 23, 1994, and is incorporated herein by reference. Amendment No. 1 to the Rights Agreement was filed as Exhibit 4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995 and is incorporated herein by reference. Amendment No. 2 to the Rights Agreement was filed as Exhibit 4 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and is incorporated herein by reference.

                  The Amendment amends the definition of "10% Shareholder" to exclude from such definition any Person that the Board of Directors of the Registrant has determined is not a 10% Shareholder, if such determination is prior to the 10th Business Day following the relevant 10% Ownership Date; provided that, following such determination, such Person shall be deemed to be a 10% Shareholder upon a public announcement, by the Registrant or otherwise, including, without limitation, a report filed pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, that such Person has acquired any additional Voting Shares of the Registrant if, at such time such Person, together with all Affiliates and Associates of such Person, shall Beneficially Own 10% or more of the Voting Shares of the Registrant then outstanding.

                  The Board of Directors of the Registrant determined, following adoption of the Amendment, that, pursuant to Subsection (v) of
                  Section 1(hh) of the Rights Agreement, as amended, Amber Arbitrage LDC ("Amber") is not a 10% Shareholder, provided that Amber shall be deemed to be a 10% Shareholder upon the public announcement, by the Registrant or otherwise, including, without limitation, a report filed pursuant to
                  Section 13(d) of the Securities Exchange Act of 1934, that Amber has acquired any additional Voting Shares of the Registrant if, at such later time, Amber, together with all of its Affiliates and Associates, shall beneficially own 10% or more of the Voting Shares of the Registrant then outstanding.

                  A copy of the Amendment is attached hereto as Exhibit 99.1 and the above description of the Amendment is qualified in its entirety by reference to such Exhibit.

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                                                                               3

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS

                  (c) Exhibits

                      Exhibit 99.1     Amendment No. 3, dated as of
                                       May 21, 1998, to the Rights
                                       Agreement, dated as of December 23,
                                       1994, between Hawaiian Airlines,
                                       Inc. and its Rights Agent.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HAWAIIAN AIRLINES, INC.


Dated: May 21, 1998                           By: /s/ John L. Garibaldi
                                              -------------------------
                                              John L. Garibaldi
                                              Executive Vice President
                                              and Chief Financial Officer